SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported) : July 25, 2001


       STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust
          Agreement, dated as of February 1, 2001 providing for the issuance of Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A)


                    STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                  333-35026-08                   74-2440850
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                                200 Vesey Street
                               New York, NY 10285
                    (Address of principal executive offices)


Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's Structured Asset Securities Corporation Pass-through Certificates, Series 2001-3A (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of February 1, 2001 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee. On July 25, 2001 distributions were made to the Certificateholders.

     Specific information with respect to the distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on July 25, 2001 is filed as
               Exhibit 99.1 hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE CHASE MANHATTAN BANK, not in its
                                    individual capacity but solely as Trustee under the Agreement referred to herein

Date:  July 30, 2001            By:   /s/ Karen Schluter
                                     Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2001

                                  Exhibit 99.1

             Monthly Certificateholder Statement on July 25, 2001

                                       -5-

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


             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001


-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
          Original         Beginning                                                                                  Ending
            Face           Principal                                                        Realized  Deferred       Principal
Class      Value           Balance             Principal        Interest          Total      Losses    Interest       Balance
-----------------------------------------------------------------------------------------------------------------------------------
IA1       95,478,000.00      89,479,093.53   4,788,370.67      319,514.93   5,107,885.60       0.00      0.00        84,690,722.86
IA2        1,000,000.00         937,169.75      50,151.56        3,346.48      53,498.04       0.00      0.00           887,018.19
IA3        1,796,834.00       1,675,866.43      84,602.88            0.00      84,602.88       0.00      0.00         1,591,263.55
IIA1      43,036,000.00      38,005,053.75   2,579,916.84      139,510.22   2,719,427.06       0.00      0.00        35,425,136.91
IIA2       1,000,000.00         883,099.12      59,947.88        3,241.71      63,189.59       0.00      0.00           823,151.24
IIA3       1,499,678.00       1,377,957.63      78,697.29            0.00      78,697.29       0.00      0.00         1,299,260.34
B1         2,294,000.00       2,289,531.44       1,171.96       16,217.51      17,389.47       0.00      0.00         2,288,359.48
B2         1,911,000.00       1,907,277.49         976.29       13,509.88      14,486.17       0.00      0.00         1,906,301.20
B3         1,529,000.00       1,526,021.61         781.14       10,809.32      11,590.46       0.00      0.00         1,525,240.47
B4         2,064,000.00       2,059,979.45       1,054.46       14,591.52      15,645.98       0.00      0.00         2,058,924.99
B5           687,000.00         685,661.76         350.98        4,856.77       5,207.75       0.00      0.00           685,310.78
B6           696,081.00         694,726.18         351.80        4,920.98       5,272.78       0.00      0.00           694,374.38
R                100.00               0.00           0.00            0.00           0.00       0.00      0.00                 0.00
TOTALS   152,991,693.00     141,521,438.14   7,646,373.75      530,519.32   8,176,893.07       0.00      0.00       133,875,064.39

IA4       96,478,100.00      90,416,363.29           0.00      317,587.48     317,587.48       0.00      0.00        85,577,841.06
IA5       52,708,103.00      49,804,647.09           0.00       14,924.75      14,924.75       0.00      0.00        48,294,575.85
IIA4      44,036,000.00      38,888,152.88           0.00      132,705.82     132,705.82       0.00      0.00        36,248,288.16
IIA5      16,634,896.00      16,290,701.79           0.00        6,379.79       6,379.79       0.00      0.00        15,705,822.07
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                         Current
                           Beginning                                                            Ending          Class   Pass-thru
Class       cusip          Principal        Principal         Interest         Total           Principal                 Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
IA1      8635723Q4     937.16975146        50.15156025        3.34647699      53.49803724      887.01819121       IA1    4.285000 %
IA2      8635725L3     937.16975000        50.15156000        3.34648000      53.49804000      887.01819000       IA2    4.285000 %
IA3      8635723R2     932.67738144        47.08441626        0.00000000      47.08441626      885.59296518       IA3    0.000000 %
IIA1     8635723U5     883.09912050        59.94787713        3.24170973      63.18958686      823.15124338      IIA1    4.405000 %
IIA2     8635725M1     883.09912000        59.94788000        3.24171000      63.18959000      823.15124000      IIA2    4.405000 %
IIA3     8635723V3     918.83566339        52.47612487        0.00000000      52.47612487      866.35953851      IIA3    0.000000 %
B1       8635723Y7     998.05206626         0.51088056        7.06953357       7.58041412      997.54118570       B1     8.500000 %
B2       8635723Z4     998.05206175         0.51087912        7.06953428       7.58041340      997.54118263       B2     8.500000 %
B3       8635724A8     998.05206671         0.51088293        7.06953564       7.58041857      997.54118378       B3     8.500000 %
B4       8635725H2     998.05205911         0.51088178        7.06953488       7.58041667      997.54117733       B4     8.500000 %
B5       8635725J8     998.05205240         0.51088792        7.06953421       7.58042213      997.54116448       B5     8.500000 %
B6       8635725K5     998.05364606         0.50540095        7.06955081       7.57495177      997.54824510       B6     8.500000 %
R        8635724B6       0.00000000         0.00000000        0.00000000       0.00000000        0.00000000        R     4.285000 %
TOTALS                 925.02694339        49.97901259        3.46763481      53.44664739      875.04793080

IA4      8635723S0     937.16981667         0.00000000        3.29180902       3.29180902      887.01830840       IA4    4.215000 %
IA5      8635723T8     944.91442976         0.00000000        0.28315855       0.28315855      916.26473163       IA5    0.359599 %
IIA4     8635723W1     883.09912072         0.00000000        3.01357571       3.01357571      823.15124353      IIA4    4.095000 %
IIA5     8635723X9     979.30890521         0.00000000        0.38351848       0.38351848      944.14909898      IIA5    0.469946 %
-----------------------------------------------------------------------------------------------------------   -------------------

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                              STATEMENT TO CERTIFICATEHOLDERS
                                     July 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS

                 Original         Beginning                                                                            Ending
                   Face           Principal                                                   Realized   Deferred      Principal
Class             Value           Balance       Principal        Interest       Total          Losses    Interest      Balance
-----------------------------------------------------------------------------------------------------------------------------------
LTIA1        95,478,000.00     89,479,093.53    4,788,370.67      319,514.93    5,107,885.60     0.00      0.00     84,690,722.86
LTIA2         1,000,000.00        937,169.75       50,151.56        3,346.48       53,498.04     0.00      0.00        887,018.19
LTIA3         1,796,834.00      1,675,866.43       84,602.88            0.00       84,602.88     0.00      0.00      1,591,263.55
LTIAR               100.00              0.00            0.00            0.00            0.00     0.00      0.00              0.00
LT1B          6,274,182.00      6,261,961.04        3,205.36       44,355.56       47,560.92     0.00      0.00      6,258,755.68
LTIIA1       43,036,000.00     38,005,053.75    2,579,916.84      139,510.22    2,719,427.06     0.00      0.00     35,425,136.91
LTIIA2        1,000,000.00        883,099.12       59,947.88        3,241.71       63,189.59     0.00      0.00        823,151.24
LTIIA3        1,499,678.00      1,377,957.63       78,697.29            0.00       78,697.29     0.00      0.00      1,299,260.34
LT2B          2,906,899.00      2,901,236.89        1,485.08       20,550.43       22,035.51     0.00      0.00      2,899,751.81
LTR                   0.00              0.00            0.00            0.00            0.00     0.00      0.00              0.00
TOTALS      152,991,693.00    141,521,438.14    7,646,377.56      530,519.33    8,176,896.89     0.00      0.00    133,875,060.58

LTIA5                 0.00              0.00            0.00            0.00            0.00     0.00      0.00              0.00
LTIIA5                0.00              0.00            0.00            0.00            0.00     0.00      0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------

Factor Information Per $1,000 of Original Face                                                                  Pass-through Rates
-----------------------------------------------------------------------------------------------------------     --------------------
                                                                                                                          Current
                    Beginning                                                    Ending                         Class   Pass-thru
Class     cusip     Principal     Principal      Interest         Total        Principal                                  Rate (%)
-------------------------------------------------------------------------------------------------------------   -------------------
LTIA1            937.16975146    50.15156025    3.34647699     53.49803724      887.01819121                   LTIA1      0.000000 %
LTIA2            937.16975000    50.15156000    3.34648000     53.49804000      887.01819000                   LTIA2      0.000000 %
LTIA3            932.67738144    47.08441626    0.00000000     47.08441626      885.59296518                   LTIA3      0.000000 %
LTIAR              0.00000000     0.00000000    0.00000000      0.00000000        0.00000000                   LTIAR      0.000000 %
LT1B             998.05218274     0.51088094    7.06953671      7.58041765      997.54130180                   LT1B       0.000000 %
LTIIA1           883.09912050    59.94787713    3.24170973     63.18958686      823.15124338                   LTIIA1     0.000000 %
LTIIA2           883.09912000    59.94788000    3.24171000     63.18959000      823.15124000                   LTIIA2     0.000000 %
LTIIA3           918.83566339    52.47612487    0.00000000     52.47612487      866.35953851                   LTIIA3     0.000000 %
LT2B             998.05218207     0.51088118    7.06953699      7.58041817      997.54130088                   LT2B       0.000000 %
TOTALS           925.02694339    49.97903749    3.46763487     53.44667236      875.04790590
-------------------------------------------------------------------------------------------------------------   -------------------

             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                     July 25, 2001


Sec. 4.03(i)    Unscheduled Principal Amounts                                            7,573,790.51
                Group 1 Unscheduled Principal                                            4,875,642.45
                Group 2 Unscheduled Principal                                            2,698,148.07


Sec. 4.03(iv)   Aggregate Advances                                                               0.00
                Group 1 Advances                                                                 0.00
                Group 2 Advances                                                                 0.00

Sec. 4.03(v)    Ending Principal Balance                                               133,875,065.11
                Group 1 Principal Balance                                               93,427,769.30
                Group 2 Principal Balance                                               40,447,295.81

Sec. 4.03(vii)  Current Period Realized Losses                                                   0.00
                Group 1 Current Period Realized Losses                                           0.00
                Group 2 Current Period Realized Losses                                           0.00

                Group1                                                                           0.00
                Bankruptcy Losses                                                                0.00
                Group 1 Bankruptcy Losses                                                        0.00
                Group 2 Bankruptcy Losses                                                        0.00

                Fraud Losses                                                                     0.00
                Group 1 Fraud Losses                                                             0.00
                Group 2 Fraud Losses                                                             0.00

                Special Hazard Losses                                                            0.00
                Group 1 Special Hazard Losses                                                    0.00
                Group 2 Special Hazard Losses                                                    0.00

                Group 1 Bankruptcy Loss Amount                                             100,000.00
                Group 2 Bankruptcy Loss Amount                                             100,000.00

                Group 1 Fraud Loss Amount                                                2,090,982.00
                Group 2 Fraud Loss Amount                                                  968,852.00

                Group 1 Special Hazard Loss Amount                                       7,965,911.94
                Group 2 Special Hazard Loss Amount                                       1,989,062.07

Sec. 4.03(viii) Servicing Fees (includes Retained Interest)                                 29,483.65
                Sub-Servicing Fees                                                           1,217.32
                Trustee Fees                                                                   766.57

Sec. 4.03(ix)   Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category      Number    Principal Balance   Percentage
                1 Month         5            4,617,045.24       4.94 %
                2 Months        0                    0.00       0.00 %
                3+Months        0                    0.00       0.00 %
                Total           5            4,617,045.24       4.94 %


                     Group 2
                Category      Number    Principal Balance   Percentage
                1 month         3              795,290.03       1.97 %
                2 Months        0                    0.00       0.00 %
                3+ Months       1              396,631.38       0.98 %
                Total           4            1,191,921.41       2.95 %



                    Group Totals
                Category      Number    Principal Balance   Percentage
                1 Month         8            5,412,335.27       4.04 %
                2 Months        0                    0.00       0.00 %
                3+ Months       1              396,631.38       0.30 %
                Total           9            5,808,966.65       4.34 %


                Number and Aggregage Principal Amounts of Mortgage Loans in Foreclosure

                    Group 1
                              Number    Principal Balance   Percentage
                               1                976,453.50                 1.05 %

                    Group 2
                              Number    Principal Balance   Percentage
                               1                156,714.91                 0.39 %

                    Group Totals
                              Number    Principal Balance   Percentage
                               2              1,133,168.41                 0.85 %

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             STRUCTURED ASSET SECURITIES CORP.MORTGAGE PASS-THROUGH CERTIFICATES 2001-3A
                                       July 25, 2001


Sec. 4.03(x)    Number and Aggregage Principal Amounts of REO Loans
                    Group 1
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group 2
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%
                    Group Totals
                              Number    Principal Balance   Percentage
                               0                0.00        0.00%


Sec.4.03(viii)  Aggregate Outstanding Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00


Sec.4.03(viv)      Aggregate Outstanding Prepayment Interest Shortfalls

                Class ia1 shortfall                         0.00
                Class ia2 shortfall                         0.00
                Class ia4 shortfall                         0.00
                Class iia1 shortfall                        0.00
                Class iia2 shortfall                        0.00
                Class iia4 shortfall                        0.00
                Class iia5 shortfall                        0.00
                Class b1 shortfall                          0.00
                Class b2 shortfall                          0.00
                Class b3 shortfall                          0.00
                Class b4 shortfall                          0.00
                Class b5 shortfall                          0.00
                Class b6 shortfall                          0.00
                Class r shortfall                           0.00

If there are any questions or comments, please contact the Relationship Manager listed below.

                     ---------------------------------------
                                 Karen Schluter
             THE CHASE MANHATTAN BANK - Structured Finance Services
                     450 WEST 33RD STREET, 14th Floor
                            NEW YORK, NEW YORK 10001
                                 (212) 946-3232
                         email:karen.schluter@chase.com
                     ---------------------------------------

                                       -8-



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